467 P-1

                      SUPPLEMENT DATED SEPTEMBER 15, 2002
                              TO THE PROSPECTUS OF

                        TEMPLETON GLOBAL LONG-SHORT FUND
                              dated March 1, 2002

The prospectus is amended as follows:

I. The "Goal and Strategies" section on page 2 is supplemented with the following paragraph:

Effective September 30, 2002, the Fund will be closed to all new investors. If you are a shareholder of record at that time, you may continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans and wrap accounts may be able to add new participants. Please keep in mind that if you sell all the shares in your account, your account after September 30, 2002, will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

               Please keep this supplement for future reference.